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                                 EXHIBIT 23.1
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                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 17, 1998 included in Echelon Corporation's filing on Form S-1 (Registration No. 333-55719).


                                                ARTHUR ANDERSEN LLP
                                                /s/ Arthur Anderson LLP

San Jose, California
August 21, 1998